UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Orchard Therapeutics plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Additional Information and Where to Find It

In connection with the proposed transaction between Kyowa Kirin Co., Ltd. (“Kyowa Kirin”) and Orchard Therapeutics plc (“Orchard”), Orchard intends to file with the Securities and Exchange Commission (the “SEC”) a Proxy Statement, the definitive version of which (if and when available) will be mailed to Orchard security holders. Orchard may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Orchard may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (WHICH WILL INCLUDE AN EXPLANATORY STATEMENT IN RESPECT OF THE SCHEME OF ARRANGEMENT OF ORCHARD, IN ACCORDANCE WITH THE REQUIREMENTS OF THE U.K. COMPANIES ACT 2006) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain a free copy of the Proxy Statement and other relevant documents containing important information about Kyowa Kirin, Orchard and the proposed transaction (if and when they become available) once such documents are filed with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Orchard will be available free of charge on Orchard’s website at ir.orchard-tx.com or by contacting Orchard’s Investor Relations Department at investors@orchard-tx.com.

Participants in the Solicitation

Orchard and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Orchard’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Orchard’s proxy statement for its 2023 annual general meeting of shareholders, which was filed with the SEC on April 27, 2023, and subsequent statements of beneficial ownership on file with the SEC. Orchard shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Orchard directors and executive officers in the transaction, which may be different than those of Orchard shareholders generally, by reading the Proxy Statement if and when it is filed with the SEC and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on Orchard’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Orchard and Kyowa Kirin, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” “explore,” “evaluate,” “predict,” “project,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond Orchard’s or Kyowa Kirin’s control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, are not guarantees of future results and are inherently subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors and uncertainties that may cause such a difference include, but are not limited to, risks and uncertainties surrounding: (i) the completion of the proposed transaction on anticipated terms and timing, including in connection with obtaining shareholder and regulatory approvals, the sanction of the High Court of Justice of England and Wales, satisfaction of other closing conditions to consummate the acquisition, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Orchard’s business and other conditions to the completion of the transaction; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; (iii) Orchard’s ability to implement its business model and strategic plans for its product, product candidates and pipeline, and challenges inherent in developing, commercializing, manufacturing, launching, marketing and selling existing and new products; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm Orchard’s business, including current plans, operations and collaborations, and including as a result of diverting the attention of Orchard’s and Kyowa Kirin’s management from ongoing business operations; (vii) the ability of Orchard to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting Orchard’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Orchard operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the transaction that could affect Orchard’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact Orchard’s ability to pursue certain business opportunities or strategic transactions; (xiv) the risk that Orchard may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or that required governmental and regulatory approvals may delay the consummation of the proposed transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; (xv) unpredictability and severity of catastrophic events, including, but not limited to, global pandemic, acts of terrorism or outbreak of war or hostilities, as well as Orchard’s response to any of the aforementioned factors; (xvi) potential delays or failures related to research, clinical trials and/or development of Orchard’s programs or product candidates, which are based on novel gene therapy and (xvii) the risks related to non-achievement of the CVR milestone and that holders of the CVRs will not receive payments in respect of the CVRs. Additional factors that may affect the future results of Orchard are set forth in Orchard’s filings with the SEC, including Orchard’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Item 1A of Orchard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 under the headings “Risk Factors.” The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning Orchard and its business, including factors that potentially could materially affect Orchard’s business, financial conditions or operating results, may emerge from time to time. Moreover, other risks and uncertainties of which Orchard is not currently aware may also affect Orchard’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Orchard on its website or otherwise. Readers should also carefully review the risk factors described in other documents that Orchard files from time to time with the SEC. Except as required by law, Orchard assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.